UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2022
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12780 El Camino Real,
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 617-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Convertible Note Repurchase
On May 24, 2022, Neurocrine Biosciences, Inc. (the “Company”) entered into separate, privately negotiated transactions (the “Agreements”) with certain holders of its existing 2.25% Convertible Senior Notes due 2024 (the “2024 Notes”) to repurchase approximately $179.4 million aggregate principal amount of the 2024 Notes for an aggregate repurchase price of an amount of cash estimated to be the sum of (i) approximately $224.0 million, (ii) an amount based in part on the trading price of the Company’s common stock and (iii) accrued and unpaid interest. The 2024 Notes repurchases are expected to close over a period ending on June 14, 2022, subject to customary closing conditions. Such repurchases of the 2024 Notes could affect the market price of the Company’s common stock.

On May 24, 2022, the Company issued a press release announcing the repurchase of the 2024 Notes, a copy of which is attached as Exhibit 99.1 hereto.

Forward-Looking Statements
In addition to historical facts, this Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. These statements include, but are not limited to, statements related to the amount of 2024 Notes to be repurchased, the timing of completion of the repurchases, and the impact of the repurchases on the market price of the Company’s common stock. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are: changes in the price of the Company’s common stock; changes in the convertible note and other capital markets; and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission, including without limitation the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2022. The Company disclaims any obligation to update the statements contained in this Current Report on Form 8-K after the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release dated May 24, 2022

104	Cover Page Interactive Data File

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: May 24, 2022	/s/ Matthew C. Abernethy
Matthew C. Abernethy
Chief Financial Officer
(Duly authorized officer and Principal Financial Officer)